UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 18, 2006
CAPSTONE TURBINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)
21211 Nordhoff Street, Chatsworth, California 91311
(Address of principal executive offices) (Zip Code)
(818) 734-5300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
      Item 1.01. Entry into a Material Definitive Agreement.
     In connection with the resignation of John R. Tucker as President, Chief Executive Officer and a director of Capstone Turbine Corporation (the “Company”), effective July 31, 2006, the Company and Mr. Tucker entered into a Consulting Agreement (the “Consulting Agreement”) pursuant to which Mr. Tucker and the Company amended the Capstone Restricted Stock Purchase Agreement with John Tucker, dated August 4, 2003, and the Capstone Turbine Corporation Stock Option Agreement with John Tucker, dated August 1, 2003. The Consulting Agreement allows Mr. Tucker to exercise his options that are vested through July 31, 2007.
     The Consulting Agreement also provides, among other matters, that (i) Mr. Tucker will provide consulting services to the Company for a one year period following the effective date of his resignation and, during this period, he will not solicit any employees, distributors, dealers or customers of the Company, (ii) Mr. Tucker’s option is vested as to 1,500,000 shares and the right to exercise the vested portion of his option expires on July 31, 2007 or, if sooner, three months after termination the Consulting Agreement, (iii) the portion of the option that is not vested is cancelled, (iv) 375,000 shares of the August 4, 2003 restricted stock grant are vested and the right to accrue additional vesting of that restricted stock award is cancelled as of July 31, 2006 and (v) the option granted to Mr. Tucker on June 12, 2006 and the option proposed to be granted to Mr. Tucker on June 22, 2006 are cancelled.
     The full text of the Consulting Agreement is furnished as Exhibit 10.1 to this Current Report on Form 8-K.
Section 5 — Corporate Governance and Management
      Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) Departure of Directors or Principal Officers
     On July 18, 2006, John Tucker submitted his resignation as the Chief Executive Officer, President and a director of the Company, effective July 31, 2006. Mr. Tucker will not stand for reelection as a director at the Company’s 2006 Annual Meeting of Stockholders. As of August 1, 2006, Mr. Tucker will serve the Company in a consulting capacity until July 31, 2007.
     Effective August 1, 2006, Mark Gilbreth, 34, the Company’s Executive Vice President and Chief Operating Officer, will serve as interim President and Chief Executive Officer until the Board of Directors acts to name a permanent replacement. Mr. Gilbreth joined the Company in 1995 and has held positions of increasing responsibilities in engineering, program management and customer service.
     By action of its Board of Directors on July 24, 2006, the Board of Directors of the Company was decreased from nine to eight, effective August 1, 2006, and from eight to six, effective as of the election of directors at the 2006 Annual Meeting of Stockholders.
     The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits
      Item 9.01 Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit
Number		Description
10.1	(1)	Consulting Agreement between Capstone Turbine Corporation and John R. Tucker, dated July 24, 2006.
99.1	(1)	Press Release of Capstone Turbine Corporation, dated July 24, 2006.

(1)	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION (Registrant)
Date: July 24, 2006	By:	/s/ Walter J. McBride
Walter J. McBride
Chief Financial Officer